UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 9, 2015

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 1-15555

Delaware	87-0267438
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6021 S. Syracuse Way, Suite 117, Greenwood Village CO 80111
(Address of Principal Executive Office)

(720)  420-4460
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.

The Annual Meeting of Stockholders (the "Annual Meeting") of Tengasco, Inc. (the “Company”) was held on December 9, 2015 for the purpose of considering and voting on: (1) electing Matthew K. Behrent, Hughree F. Brooks, Peter E. Salas, and Richard M. Thon to the Board of Directors to hold office until their successors shall have been elected and qualify; (2) ratifying the appointment by the Board of Directors of Hein & Associates LLP to serve as the independent certified public accountants for the current fiscal year, and (3) approving on an advisory basis the compensation of executive officers of the Company.

At the close of business on October 12, 2015, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,842,413 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 50,691,641 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were elected as follows:

(1) Election of Directors:	FOR:	WITHHELD:	BROKER NON-VOTE

Matthew K. Behrent	23,817,459	5,037,323	21,836,859

Hughree F. Brooks	23,831,927	5,022,855	21,836,859

Peter E. Salas	23,755,730	5,099,052	21,836,859

Richard M. Thon	23,822,377	5,032,405	21,836,859

(2) The proposal to ratify appointment of Hein & Associates LLP as the Company’s independent certified public accountants for Fiscal 2015 was approved as follows:

For: 47,879,917	Against: 2,261,094	Abstain: 550,630

 (3) The proposal to approve by non-binding advisory vote the compensation of named executive officers of the Company was approved as follows:

For: 23,538,226	Against: 5,146,687	Abstain: 169,869	Broker Non-Vote 21,836,859

A copy of the presentation made at the Annual Meeting is attached as an exhibit to this Report and is reported under Item 8.01, Other Events.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibits
99.1	Presentation Made at Annual Shareholder’s Meeting on December 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 14, 2015

Tengasco, Inc.

By:	/s/ Michael J. Rugen
Michael J. Rugen,
Chief Executive Officer

Exhibit 99.1

99.1	Presentation Made at Annual Shareholder’s Meeting

The following visual presentation was made by Michael J. Rugen, CEO, at the Annual Shareholder’s Meeting on December 9, 2015.